                                                                    Exhibit 10.3


                     FIRST AMENDMENT TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "First Amendment") is made and entered into as of the 2nd day of February, 2000, by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the "Parent"), its Subsidiaries (other than Excluded Subsidiaries) listed on SCHEDULE 1 to the Credit Agreement defined below (together with the Parent, collectively the "Borrowers"), BANKBOSTON, N.A. ("BKB"), KEYBANK NATIONAL ASSOCIATION ("Keybank"), BANK OF AMERICA, N.A. ("BOA"), COMERICA BANK, LASALLE BANK NATIONAL ASSOCIATION, CREDIT LYONNAIS, FIRST VERMONT BANK AND TRUST COMPANY, CIBC, INC. and CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC Canada"), a Canadian chartered bank (acting in its individual capacity), and such banks or other financial institutions which may become a party thereto (the "Banks"), BkB as Administrative Agent for the Banks (the "Administrative Agent"), Keybank as Documentation Agent, BOA as Syndication Agent and CIBC Canada as the Canadian Agent (the "Canadian Agent", and together with the Administrative Agent, the "Bank Agents").

         WHEREAS, the Borrowers, the Banks and the Bank Agents are parties to an Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 14, 1999, (as amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks have extended credit to the Borrowers on the terms set forth therein;

         WHEREAS, the Borrowers have requested that the Banks and the Agent make certain amendments to the Credit Agreement, and the Banks and the Agent are willing to amend the Credit Agreement on the terms set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

         2. AMENDMENTS TO SECTION 4A.6.1 OF THE CREDIT AGREEMENT. As of the First Amendment Effective Date (as hereinafter defined), Section 4A.6.1 of the Credit Agreement is hereby amended by deleting the subsections (a) and (b) in their entirety and restating them as follows:

                  "(a) To the extent that all or any portion of the Term Loan bears interest during such Interest Period at the Base Rate, the Term Loan or such portion thereof shall bear interest during such Interest Period at the rate of 2.000% per annum (the "Term Loan Base Rate Margin") above the Base Rate.

                  (b) At the option of the Domestic Borrowers, and upon notice given to the Administrative Agent pursuant to Section 4A.6.2, so long as no Default or Event of Default has occurred or is continuing, to the extent that all or any portion of the Term Loan bears interest during such Interest Period at the Eurodollar Rate, the Term Loan or such portion shall bear interest during such Interest Period at the rate of 3.500% per annum (the "Term Loan Eurodollar Margin") above the Eurodollar Rate."

         3. AMENDMENTS TO SECTION 5.1 OF THE CREDIT AGREEMENT. As of the First Amendment Effective Date (as hereinafter defined), Section 5.1(a) of the Credit Agreement is hereby amended by adding the words "and Section 4A.6.1" immediately after the reference to Section 5.7 appearing therein.

         4. AMENDMENTS TO SECTION 19 OF THE CREDIT AGREEMENT. As of the First Amendment Effective Date (as hereinafter defined), Section 19 of the Credit Agreement is hereby amended by deleting Section 19 in its entirety and restating it as follows:

                  "Section 19. SYNDICATION AND PARTICIPATION. It is understood and agreed that each Bank shall have the right to assign at any time all or any portion of its Commitment (and interests in the risk relating to any Revolving Credit Loans, outstanding Letters of Credit, and Bankers' Acceptances) or its Term Loan Percentage of the Term Loan, in an amount equal to or greater than $2,500,000 (or, if less, in a minimum amount equal to all of such Bank's Commitment (and interests in the risk relating to any Revolving Credit Loans, outstanding Letters of Credit, and Bankers' Acceptances) or its Term Loan Percentage of the Term Loan), to additional banks, other financial institutions or other entities whose business is to purchase and sell loan assets in the normal course acceptable to the Administrative Agent or the Canadian Agent and, so long as no Event of Default has occurred and is continuing, the Parent (unless an assignment is to a Bank or to an affiliate of a Bank (so long as such assignment would not result in increased costs to the Borrowers hereunder), in which case acceptance by such Bank Agent and the Parent shall not be necessary and no minimum assignment amount shall apply), which acceptance shall not be unreasonably withheld, PROVIDED that a Bank may assign all or a portion of its Canadian Commitment Percentage and Canadian Loans outstanding, Canadian Letters of Credit and Bankers' Acceptances, only to an Eligible Canadian Assignee, and that each bank or other financial institution which executes and delivers to the applicable Bank Agent and the Borrowers hereunder an Assignment and Acceptance in the form attached hereto as Exhibit H.

                  Upon the execution and delivery of such Assignment and Acceptance, (a) the Borrowers shall issue to the bank or other financial institution applicable Notes in the amount of such bank's or other financial institution's Domestic Commitment, portion of the Term Loan or Canadian Commitment, as applicable, dated the Effective Date or such other date as may be specified by the appropriate Bank Agent and otherwise completed in substantially the form of the Notes executed and delivered on the Effective Date; and (b) the assignee bank or financial institution shall pay a processing and recordation fee of $3,500 to the Administrative Agent. Each Bank shall also have the right to grant participations to one or more banks, other financial institutions or other entities whose business is to purchase and sell loan assets in the normal course in or to all or any part of any Loans owing to such Bank and the Note held by such Bank PROVIDED that (i) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrowers and (ii) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would require consent by ALL Banks under Section 15.8, and any participant shall be entitled to the benefits of Sections 5.5, 5.6, 5.9, 5.14 and 17 as if it were a Bank hereunder, provided, however that no Borrower shall be required to pay any amount which is greater than such amount that otherwise would have been payable to the Bank which sold such participation. Notwithstanding the foregoing, no syndication or assignment shall operate to increase the Total Commitment or amount of the Term Loan hereunder or reduce the Domestic Commitment or portion of the Term Loan of any Bank to an amount less than $2,500,000 (or, if less, in a minimum amount equal to all of such Bank's Commitment (and interests in the risk relating to any Revolving Credit Loans, outstanding Letters of Credit, and Bankers' Acceptances) or its Term Loan Percentage of the Term Loan), or otherwise alter the substantive terms of this Agreement. Anything contained in this Section 19 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

                  On the date specified in any Assignment and Acceptance and upon the satisfaction of the other conditions set forth in this
          Section 19, such bank or financial institution shall become a party to this Agreement and the other Loan Documents for all purposes of this Agreement and the other Loan

          Documents, and its Commitment and/or portion of the Term Loan shall be as set forth in the register of Banks (the "Register") maintained by the Administrative Agent for the recordation of the names and addresses of the Banks and the Commitment Percentage of, Term Loan Percentage of, and principal amount of the Loans owing to and Letter of Credit Participations purchased by, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Bank Agents and the Banks may treat each person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrowers and the Banks at any reasonable time and from time to time upon reasonable prior notice."

          5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This First Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this First Amendment.

          6. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          7. COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

          8. EFFECTIVENESS. This First Amendment shall become effective (the "First Amendment Effective Date") upon its execution and delivery by the Required Banks and the Borrowers hereto.

         IN WITNESS WHEREOF, each of the undersigned have duly executed this First Amendment as of the date first set forth above.

                                        BANKBOSTON, N.A.,
                                        individually and as Administrative Agent


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        KEYBANK NATIONAL ASSOCIATION,
                                        individually and as Documentation Agent


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        BANK OF AMERICA, N.A.,
                                        individually and as Syndication Agent


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        COMERICA BANK


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        CIBC INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



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                                      -6-


                                        LASALLE BANK NATIONAL
                                        ASSOCIATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        FIRST VERMONT BANK AND TRUST
                                        COMPANY


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, individually and as
                                        Canadian Agent



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                DOMESTIC BORROWERS:
                ---------------------

                ALL CYCLE WASTE, INC.
                BRISTOL WASTE MANAGEMENT, INC.
                CASELLA T.I.R.E.S., INC.
                CASELLA TRANSPORTATION, INC.
                CASELLA WASTE MANAGEMENT, INC.
                CASELLA WASTE MANAGEMENT OF N.Y., INC.
                CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC. CASELLA WASTE SYSTEMS, INC.
                GRASSLANDS INC.
                HAKES C & D DISPOSAL, INC.
                HIRAM HOLLOW REGENERATION CORP.
                NATURAL ENVIRONMENTAL, INC.
                NEWBURY WASTE MANAGEMENT, INC.
                NEW ENGLAND WASTE SERVICES, INC.
                NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC. NEW ENGLAND WASTE SERVICES OF N.Y., INC.
                NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
                NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.
                NORTHERN SANITATION, INC.
                PINE TREE WASTE, INC.
                RESOURCE RECOVERY OF CAPE COD, INC.
                RESOURCE TRANSFER SERVICES, INC.
                RESOURCE WASTE SYSTEMS, INC.
                SAWYER ENVIRONMENTAL RECOVERY FACILITIES, INC. SAWYER ENVIRONMENTAL SERVICES
                SCHULTZ LANDFILL, INC.
                SUNDERLAND WASTE MANAGEMENT, INC.
                WASTE-STREAM INC.
                WESTFIELD DISPOSAL SERVICE, INC.
                WINTERS BROTHERS, INC.


                  By:
                      -----------------------------
                  Name:    Jerry S. Cifor
                  Title:   Treasurer




                       [SIGNATURES CONTINUED ON NEXT PAGE]

                ADVANCED ENTERPRISES RECYCLING INC.
                THE AFA GROUP, INC.
                AFA PALLET, INC.
                AGRO PRODUCTS, INC.
                ALLIED EQUIPT. & SALES CORP., INC.
                AMERICAN SUPPLIES SALES GROUP, INC.
                ARTIC INC.
                ATLANTIC TRANSPORTATION TECHNOLOGIES INC.
                DATA DESTRUCTION SERVICES, INC.
                FAIRFIELD COUNTY RECYCLING, INC.
                FCR CAMDEN, INC.
                FCR FLORIDA, INC.
                FCR GEORGIA, INC.
                FCR GREENSBORO, INC.
                FCR GREENVILLE, INC.
                FCR MORRIS, INC.
                FCR PLASTICS, INC.
                FCR REDEMPTION, INC.
                FCR TENNESSEE, INC.
                FCR VIRGINIA, INC.
                FCR, INC.
                KTI BIO FUELS, INC.
                KTI ENERGY OF MARTINSVILLE, INC.
                KTI ENERGY OF VIRGINIA, INC.
                KTI ENVIRONMENTAL GROUP, INC.
                KTI NEW JERSEY FIBERS, INC.
                KTI OPERATIONS, INC.
                KTI RECYCLING OF ILLINOIS, INC.
                KTI RECYCLING OF NEW ENGLAND, INC.
                KTI RECYCLING OF NEW JERSEY, INC.
                KTI RECYCLING, INC.
                KTI SPECIALTY WASTE SERVICES, INC.
                KTI TRANSPORTATION SERVICES, INC.
                KTI, INC.
                MANNER RESINS, INC.
                MECKLENBURG COUNTY RECYCLING, INC.
                POWER SHIP TRANSPORT, INC.
                TOTAL WASTE MANAGEMENT CORP.
                U.S. FIBER, INC.


                  By:
                      --------------------------------
                  Name:    Jerry S. Cifor
                  Title:   Treasurer



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                PENOBSCOT ENERGY RECOVERY COMPANY, LIMITED    PARTNERSHIP
                  By: ________________________, general partner


                  By:
                      -----------------------------
                  Name:    Jerry S. Cifor
                  Title:   Treasurer



                PERC MANAGEMENT COMPANY, LIMITED PARTNERSHIP
                  By: ________________________, general partner


                  By:
                      -----------------------------
                  Name:    Jerry S. Cifor
                  Title:   Treasurer




                       [SIGNATURES CONTINUED ON NEXT PAGE]

                K-C INTERNATIONAL, LTD.
                  By: ________________________, general partner


                  By:
                      ---------------------------------
                  Name:    Jerry S. Cifor
                  Title:   Treasurer





                CANADIAN BORROWERS:
                -------------------


                KTI RECYCLING OF CANADA, INC.
                1316991 ONTARIO, INC.


                By:
                    -----------------------------------
                Name:      Jerry S. Cifor
                Title:     Treasurer